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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 14, 2001
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                               ILEX ONCOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-23413                                          94-3123681
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(Commission File Number)                     (IRS Employer Identification No.)


4545 Horizon Hill Blvd., San Antonio, Texas                78229
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (210) 949-8200
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              (Registrant's Telephone Number, Including Area Code)


             11550 I.H. 10 West, Suite 100, San Antonio, Texas 78230
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On February 14, 2001, ILEX Oncology, Inc. issued a press release announcing its 2000 fourth quarter and year end results of operations. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description is qualified by reference to such exhibit.

Item 7 (c).  Exhibits.

         Exhibit 99.1 Press Release dated February 14, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ILEX ONCOLOGY, INC.



                                             By  /s/ GREGORY L.  WEAVER
                                               -------------------------------
                                                     Gregory L.  Weaver
                                                     Vice President and
                                                     Chief Financial Officer


DATE: February 14, 2001


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                                 EXHIBIT INDEX



EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
 99.1               Press Release date February 14, 2001